UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2017

Fortune Valley Treasures, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-200760	32-0439333
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

19F, Lianhe Tower, 1069 Nanhai Ave,

Nanshan District, Shenzhen, 518000, China

(Address of Principal Executive Offices) (Zip Code)

(86) 75586961406

Registrant’s telephone number, including area code

Crypto-Services, Inc.

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

(i)	On April 11, 2017 our company dismissed its independent registered public accounting firm, MaloneBailey, LLP.

(ii)	The reports of MaloneBailey, LLP on the financial statements of our company for the fiscal years ended August 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the company’s ability to continue as a going concern.

(iii)	The decision to change our independent registered public accounting firm was recommended and approved by our company’s board of directors.

(iv)	During our company’s most recent fiscal years and through April 11, 2017, the date of dismissal, (a) there were no disagreements with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, LLP, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)	On April 11, 2017 our company provided MaloneBailey, LLP with a copy of this Current Report and has requested that it furnish our company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent registered public accounting firm

On April 7, 2017, our board of directors approved the engagement of Anthony Kam & Associates Ltd. (“AKAM”) as our new independent registered public accounting firm to audit and review our company’s financial statements. During our two most recent fiscal years, the subsequent interim periods thereto, and through April 7, 2017, the engagement date of AKAM, neither our company, nor someone on its behalf, has consulted AKAM regarding either:

(i)	The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our company’s financial statements, and either a written report was provided to our company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	Any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from MaloneBailey, LLP dated April 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2017

Fortune Valley Treasures, Inc.

/s/ Lin Yumin
Lin Yumin
President, Secretary, Chief Executive Officer, Director